EXHIBIT 99.1
A10 Networks Reports Organic Growth, Expansion of Recurring Revenue and Security Solutions, driven by 5G and Cybersecurity, for Q1 2021
First Quarter GAAP EPS of $0.03, non-GAAP EPS of $0.12

SAN JOSE, Calif., April 27, 2021 -- A10 Networks (NYSE: ATEN), a leading provider of secure application services and solutions, today announced financial results for its first quarter ended March 31, 2021.

First Quarter 2021 Financial Summary
•Revenue of $54.8 million, up 2.0% year-over-year.
•Deferred revenue of $113.2 million, up 11.8% year-over-year.
•Security solutions grew to 60% of revenue and increased 15.5% on TTM basis.
•GAAP gross margin of 77.2%; non-GAAP gross margin of 78.9%.
•GAAP net income of $2.7 million, or $0.03 per share, compared with a net loss of $(297,000), or $(0.00) per share in the first quarter of 2020.
•Non-GAAP net income of $9.4 million, or $0.12 per share compared with non-GAAP net income of $4.0 million, or $0.05 per share in the first quarter of 2020.
•Adjusted EBITDA of $13.0 million, an improvement of $5.8 million compared with $7.2 million in the first quarter of 2020.

A reconciliation between GAAP and non-GAAP information is contained in the financial statements below.

“We made significant progress in the first quarter against our stated goal of growing recurring revenue, and continued increasing security solutions revenue as a percent of total revenue,” said Dhrupad Trivedi, President and Chief Executive Officer of A10 Networks. “Our best-in-class security solutions are increasingly well-received by the market, and demand for network security solutions is growing. Software now represents more than 10% of our total revenue in the first quarter, compared to 6% for the full-year of 2020 and just 4% in 2019. Our stated goal was to grow recurring revenue faster than our consolidated revenue, giving us greater predictability into our quarterly revenues and enhancing the financial leverage we have built into our business model. As expected, we saw a decline in our Japan revenue related to the timing of the Olympics, but our strong book-to-bill performance in the quarter of 1.2:1 supports our full-year growth outlook for Japan. We were able to offset this temporary weakness with strong, improving performance in the Americas.”

“Over the past two years, we have maintained discipline in our cost structure while continuing to invest in growth initiatives,” continued Trivedi. “This enabled us to deliver more than $10.8 million in non-GAAP operating income versus $4.1 million in the first quarter last year and a loss of $5.9 million just two years ago, strengthening our balance sheet by growing cash and cash equivalents to $161 million, or approximately $2.02 per diluted share, and no debt. We now have an efficient, focused organization and we are positioned to increase investment in sales, marketing and R&D to facilitate growth in line with our business model. Security solutions grew 15.5% year-over-year on a trailing-12-month basis, and these solutions are creating strong momentum to expand our business going forward in addition to driving recurring revenue. With compelling offerings and powerful catalysts driving demand for our solution, we are well-positioned for a solid 2021.”

Conference Call Information
A10 Networks will host a conference call today at 4:30 p.m. Eastern time / 1:30 p.m. Pacific time for analysts and investors to discuss its first quarter 2021 financial results. Open to the public, interested parties may access the conference call by dialing
(844) 792-3728 or (412) 317-5105. A live audio webcast of the conference call will be accessible from the “Investor Relations” section of A10 Network’s website at investors.a10networks.com. The webcast will be archived for at least 90 days. A telephonic replay of the conference call will be available two hours after the conclusion of the live call and will run for seven business days and may be accessed by dialing (877) 344-7529 or (412) 317-0088 and entering the passcode 10155102.

Forward-Looking Statements
This press release contains “forward-looking statements,” including statements regarding our strategic focus, demand for our solutions, revenue predictability, financial leverage, growth outlook for Japan, investment in growth initiatives and sales, marketing and R&D, revenue growth, including recurring revenue, and our positioning. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on assumptions that may prove to be incorrect, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Factors that may cause actual results to differ include the impact of the COVID-19 pandemic, and its impact on the timing of customer orders and product shipments; members of our management team or a significant number of our global employee base becoming ill with COVID-19; changes in government regulations and mandates to address COVID-19 that may adversely impact our ability to continue to operate without disruption; a significant decline in global macroeconomic conditions that have an adverse impact on our business and financial results; challenges to our infrastructure because of the number of employees working from remote locations; business interruptions related to our supply chain; our ability to manage our business and expenses if customers cancel or delay orders; execution risks related to closing key deals and improving our execution; the continued market adoption of our products; our ability to successfully anticipate market needs and opportunities; our timely development of new products and features; our ability to achieve or maintain profitability; any loss or delay of expected purchases by our largest end-customers; our ability to maintain or improve our competitive position; competitive and execution risks related to cloud-based computing trends; our ability to attract and retain new end-customers and our largest end-consumers; our ability to maintain and enhance our brand and reputation, changes demanded by our customers in the deployment and payment model for our products; continued growth in markets relating to network security; the success of any future acquisitions or investments in complementary companies, products, services or technologies; the ability of our sales team to execute well; our ability to shorten our close cycles; the ability of our channel partners to sell our products; variations in product mix or geographic locations of our sales; risks associated with our presence in international markets; weaknesses or deficiencies in our internal control over financial reporting; our ability to timely file periodic reports required to be filed under the Securities Exchange Act of 1934; and other risks that are described in “Risk Factors” in our periodic filings with the Securities and Exchange Commission, including our Form 10-K filed with the Securities and Exchange Commission on March 10, 2020. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures, including non-GAAP net income (loss), non-GAAP net income (loss) per basic and diluted share, non-GAAP gross profit and gross margin, non-GAAP operating income (loss) and operating margin, non-GAAP operating expenses, and Adjusted EBITDA. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies.

A10 Networks considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance, and are used by the company's management for that purpose.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

We define non-GAAP net income as our GAAP net income (loss) excluding: (i) stock-based compensation and related payroll tax, (ii) amortization expense related to acquisition, (iii) non-recurring expenses associated with the litigation settlement and internal investigation expense, (iv) global distribution center transition expense, and (v) non-recurring facilities expense. We define non-GAAP net income per basic and diluted share as our non-GAAP net income (loss) divided by our basic and diluted weighted-average shares outstanding.  We define non-GAAP gross profit as our GAAP gross profit excluding (i) stock-based compensation and related payroll tax, and (ii) global distribution center transition expense. We define non-GAAP gross margin as our non-GAAP gross profit divided by our GAAP revenue. We define non-GAAP operating income (loss) as our GAAP income (loss) from operations excluding (i) stock-based compensation and related payroll tax, (ii) amortization expense related to acquisition, (iii) non-recurring expenses associated with the litigation settlement and internal investigation expense, (iv) global distribution center transition expense, and (v) non-recurring facilities expense. We define non-GAAP operating margin as our non-GAAP operating income (loss) divided by our GAAP revenue. We define non-GAAP operating expenses as our GAAP operating expenses excluding (i) stock-based compensation and related payroll tax, (ii) amortization expense related to acquisition, (iii) non-recurring expenses associated with the litigation settlement and internal investigation expense, (iv) global distribution center transition expense, and (v) non-recurring facilities expense. We define Adjusted EBITDA as our GAAP net income (loss) excluding (i) interest expense (if any), (ii) interest income and other (income) expense, net, (iii) depreciation and amortization expense, (iv) provision for income taxes, (v) stock-based compensation and related payroll tax, (vi) litigation settlement and internal investigation expense, (vii) global distribution center transition expense, and (viii) non-recurring facilities expense.

We have included our non-GAAP net income (loss), non-GAAP gross profit and gross margin, non-GAAP operating income (loss) and operating margin, non-GAAP operating expenses and Adjusted EBITDA in this press release. Non-GAAP financial measures are presented for supplemental informational purposes only for understanding the company's operating results.

About A10 Networks
A10 Networks (NYSE: ATEN) provides secure application services and solutions for on-premises, multi-cloud and edge-cloud environments at hyperscale. Our mission is to enable service providers and enterprises to deliver business-critical applications that are secure, available and efficient for multi-cloud transformation and 5G readiness. We deliver better business outcomes that support investment protection, new business models and help future-proof infrastructures, empowering our customers to provide the most secure and available digital experience. Founded in 2004, A10 Networks is based in San Jose, Calif. and serves customers globally. For more information, visit https://www.a10networks.com/ and follow us @A10Networks.

The A10 logo and A10 Networks are trademarks or registered trademarks of A10 Networks, Inc. in the United States and other countries. All other trademarks are the property of their respective owners.

Investor Contact:
Rob Fink
FNK IR
646.809.4048
aten@fnkir.com

Brian Becker
Chief Financial Officer
investors@a10networks.com

Source: A10 Networks, Inc.

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts, on a GAAP Basis)

	Three Months Ended March 31,
	2021	2020
Revenue:
Products	$30,540	$30,736
Services	24,303	23,028
Total revenue	54,843	53,764
Cost of revenue:
Products	7,086	6,941
Services	5,413	5,201
Total cost of revenue	12,499	12,142
Gross profit	42,344	41,622
Operating expenses:
Sales and marketing	19,092	20,621
Research and development	13,981	15,315
General and administrative	5,247	5,895
Total operating expenses	38,320	41,831
Income (loss) from operations	4,024	(209)
Non-operating income (expense):
Interest and other income (expense), net	(1,183)	231
Total non-operating income (expense), net	(1,183)	231
Income (loss) before provision for income taxes	2,841	22
Provision for income taxes	184	319
Net income (loss)	$2,657	$(297)
Net income (loss) per share:
Basic	$0.03	$—
Diluted	$0.03	$—
Weighted-average shares used in computing net income (loss) per share:
Basic	76,704	78,061
Diluted	79,636	78,061

A10 NETWORKS, INC.
RECONCILIATION OF GAAP NET INCOME (LOSS) TO NON-GAAP NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended March 31,
	2021	2020
GAAP net income (loss)	$2,657	$(297)
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	4,620	3,241
Amortization expense related to acquisition	253	253
Litigation and investigation expense	—	30
Non-recurring facilities expense	—	795
Global distribution center transition expense	1,911	—
Non-GAAP net income	$9,441	$4,022

GAAP net income per share:
Basic	$0.03	$—
Diluted	$0.03	$—
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	0.06	0.04
Amortization expense related to acquisition	—	—
Litigation and investigation expense	—	—
Non-recurring facilities expense	—	0.01
Global distribution center transition expense	0.03	—
Non-GAAP net income (loss) per share:
Basic	$0.12	$0.05
Diluted	$0.12	$0.05
Weighted-average shares used in computing non-GAAP net income per share:
Basic	76,704	78,061
Diluted	79,636	79,747

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except par value, on a GAAP Basis)

	March 31, 2021	December 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$75,696	$83,281
Marketable securities	85,261	74,851
Accounts receivable, net of allowances of $4 and $41, respectively	51,449	51,051
Inventory	19,547	20,730
Prepaid expenses and other current assets	13,022	12,390
Total current assets	244,975	242,303
Property and equipment, net	8,223	7,888
Goodwill	1,307	1,307
Intangible assets, net	502	862
Other non-current assets	36,573	38,451
Total assets	$291,580	$290,811
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$4,521	$4,851
Accrued liabilities	26,198	36,930
Deferred revenue	68,299	65,999
Total current liabilities	99,018	107,780
Deferred revenue, non-current	44,920	42,700
Other non-current liabilities	22,983	24,357
Total liabilities	166,921	174,837
Commitments and contingencies
Stockholders' equity:
Common stock, $0.00001 par value: 500,000 shares authorized; 77,102 and 76,346 shares issued and outstanding, respectively	1	1
Treasury stock, 5,587 and 5,578 shares, respectively	(37,498)	(37,410)
Additional paid-in-capital	431,738	425,534
Accumulated other comprehensive income	10	98
Accumulated deficit	(269,592)	(272,249)
Total stockholders' equity	124,659	115,974
Total liabilities and stockholders' equity	$291,580	$290,811

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands, on a GAAP Basis)

	Three Months Ended March 31,
	2021	2020
Cash flows from operating activities:
Net income (loss)	$2,657	$(297)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	2,413	3,311
Stock-based compensation	4,399	3,040
Other non-cash items	181	(13)
Changes in operating assets and liabilities:
Accounts receivable	(315)	10,767
Inventory	1,086	1,472
Prepaid expenses and other assets	(60)	2,426
Accounts payable	(501)	(3,718)
Accrued and other liabilities	(12,106)	(4,919)
Deferred revenue	4,519	114
Net cash provided by operating activities	2,273	12,183
Cash flows from investing activities:
Proceeds from sales of marketable securities	1,300	1,914
Proceeds from maturities of marketable securities	24,140	10,175
Purchases of marketable securities	(36,197)	(5,518)
Purchases of property and equipment	(769)	(868)
Net cash provided by (used in) investing activities	(11,526)	5,703
Cash flows from financing activities:
Proceeds from issuance of common stock under employee equity incentive plans	1,756	2,005
Repurchase of common stock	(88)	—
Net cash provided by financing activities	1,668	2,005
Net increase (decrease) in cash and cash equivalents	(7,585)	19,891
Cash and cash equivalents—beginning of period	$83,281	$45,742
Cash and cash equivalents—end of period	$75,696	$65,633

Non-cash investing and financing activities:
Inventory transfers to property and equipment	$97	$149
Purchases of property and equipment included in accounts payable	$172	$63

A10 NETWORKS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO NON-GAAP GROSS PROFIT
(unaudited, in thousands, except percentages)

	Three Months Ended March 31,
	2021	2020
GAAP gross profit	$42,344	$41,622
GAAP gross margin	77.2%	77.4%
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	641	501
Global distribution center transition expense	273	—
Non-GAAP gross profit	$43,258	$42,123
Non-GAAP gross margin	78.9%	78.3%

A10 NETWORKS, INC.
RECONCILIATION OF GAAP TOTAL OPERATING EXPENSES TO
TO NON-GAAP TOTAL OPERATING EXPENSES
(unaudited, in thousands)

	Three Months Ended March 31,
	2021	2020
GAAP total operating expenses	$38,320	$41,831

Non-GAAP adjustments:
Stock-based compensation and related payroll tax	(3,979)	(2,740)
Amortization expense related to acquisition	(253)	(253)
Litigation and investigation expense	—	(30)
Non-recurring facilities expense	—	(795)
Global distribution center transition expense	(1,638)	—
Non-GAAP total operating expenses	$32,450	$38,013

A10 NETWORKS, INC.
RECONCILIATION OF GAAP INCOME (LOSS) FROM OPERATIONS
TO NON-GAAP OPERATING INCOME (LOSS)
(unaudited, in thousands, except percentages)

	Three Months Ended March 31,
	2021	2020
GAAP income (loss) from operations	$4,024	$(209)
GAAP operating margin	7.3%	(0.4)%
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	4,620	3,241
Amortization expense related to acquisition	253	253
Litigation and investigation expense	—	30
Non-recurring facilities expense	—	795
Global distribution center transition expense	1,911	—
Non-GAAP operating income	$10,808	$4,110
Non-GAAP operating margin	19.7%	7.6%

A10 NETWORKS, INC.
RECONCILIATION OF GAAP NET INCOME (LOSS) TO
EBITDA AND ADJUSTED EBITDA (NON-GAAP)
(unaudited, in thousands)

	Three Months Ended March 31,
	2021	2020
GAAP net income (loss)	$2,657	$(297)
Exclude: Interest and other (income) expense, net	1,183	(231)
Exclude: Depreciation and amortization expense	2,413	3,311
Exclude: Provision for income taxes	184	319
EBITDA	6,437	3,102
Exclude: Stock-based compensation and related payroll tax	4,620	3,241
Exclude: Litigation and investigation expense	—	30
Exclude: Non-recurring facilities expense	—	795
Exclude: Global distribution center transition expense	1,911	—
Adjusted EBITDA	$12,968	$7,168